[Scudder Investments logo]

Scudder 21st Century Growth Fund

Classes A, B, C and I

Semiannual Report

January 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder 21st Century Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	SCNAX	811196-807
Class B	SCNBX	811196-872
Class C	SCNCX	811196-880

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder 21st Century Growth Fund	6-Month	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	-9.66%	-40.86%	-29.52%	-4.25%	-2.56%
Class B(a)	-10.12%	-41.37%	-30.08%	-4.98%	-3.29%
Class C(a)	-10.11%	-41.34%	-30.06%	-4.97%	-3.28%
Russell 2000 Growth Index+	-3.41%	-30.10%	-21.93%	-7.25%	-3.78%

Scudder 21st Century Growth Fund	6-Month	1-Year	Life of Class***
Class I	-9.48%	-40.50%	-36.67%
Russell 2000 Growth Index+	-3.41%	-30.10%	-24.48%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value
	Class A	Class B	Class C	Class I
Net Asset Value: 1/31/03	$ 9.45	$ 9.24	$ 9.25	$ 9.55
7/31/02	$ 10.46	$ 10.28	$ 10.29	$ 10.55

Class A Lipper Rankings* - Small-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	397	of	437	91

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

a Returns shown for Class A, B and C shares for the periods prior to their inception on May 1, 2000 are derived from the historical performance of Class S shares of the Scudder 21st Century Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder 21st Century Growth Fund - Class A [] Russell 2000 Growth Index+

Yearly periods ended January 31

Comparative Results* (Adjusted for Sales Charge)
Scudder 21st Century Growth Fund		1-Year	3-Year	5-Year	Life of Class**	Life of Class***
Class A(c)	Growth of $10,000	$5,574	$3,300	$7,584	$7,986	-
	Average annual total return	-44.26%	-30.90%	-5.38%	-3.46%	-
Class B(c)	Growth of $10,000	$5,687	$3,354	$7,672	$7,999	-
	Average annual total return	-43.13%	-30.52%	-5.16%	-3.43%	-
Class C(c)	Growth of $10,000	$5,807	$3,354	$7,599	$7,924	-
	Average annual total return	-41.93%	-30.06%	-5.34%	-3.57%	-
Class I	Growth of $10,000	$5,950	-	-	-	$5,884
	Average annual total return	-40.50%	-	-	-	-36.67%
Russell 2000 Growth Index+	Growth of $10,000	$6,990	$4,759	$6,864	$7,836	$7,207
	Average annual total return	-30.10%	-21.93%	-7.25%	-3.78%	-24.48%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year, 5-year and life of class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement returns and rankings would have been lower.
** The Fund commenced operations on September 9, 1996. Index returns begin September 30, 1996.
*** The Class commenced operations on December 3, 2001. Index returns begin November 30, 2001.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception date on May 1, 2000 are derived from the historical performance of Class S shares of the Scudder 21st Century Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Effective February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Fund's currently effective prospectus. The difference in expenses will affect performance.
+ The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

We've come a long way since the economy boomed in the late 1990s, contracted in 2001, then started recovering in 2002. To understand where we are, it's helpful to retrace how we got here.

During the boom of the late 1990s, companies invested large sums of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed.

Then the "technology bubble" - the fervor for technology stocks - burst, and stock prices tumbled. Consumers, feeling poorer, bought fewer goods. And when demand for their goods slowed, companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

The government stepped in quickly with lower interest rates and tax cuts. This made it easier for consumers to keep spending money, especially on high-price items such as new homes and cars. And when consumers spent money, businesses were able to continue manufacturing more goods - and maintain profits.

Today, we see signs that the economy continues to recover. In the coming months, we believe businesses will likely respond to improving profits and the fading of corporate accounting scandals by picking up the rate of hiring and investing. And consumer spending is likely to be sustained by improving labor markets, solid income growth, low interest rates and tax cuts.

But the next step is not expected to be another boom. Businesses and consumers may be spending money, but they're doing so more cautiously than they have in the past. That's because they're intent on repairing their balance sheets and budgets after the last boom.

As a result, we expect the economy to continue to grow at a modest pace, with a more typical level of growth achieved in the second half of 2003 and 2004. But it's important to note that this outlook assumes that geopolitical uncertainty - fears of a drawn-out war in Iraq, tensions with North Korea, terrorism worldwide - will not result in any major crises. That doesn't mean that war has to be averted in the Middle East for our economy to stay on

Economic Guideposts Data as of 1/31/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

track; it just means that we assume no major shocks - such as significant terrorist strikes, a drawn-out military conflict or a spike in oil prices - will occur.

If such shocks are avoided, we believe the economic recovery should solidify and have a positive effect on the financial markets.

We expect the stock market to improve as businesses begin to make money again. But, even after the price declines of the past three years, stocks are still not cheap, so we expect returns to be lower than they were in the 1980s and 1990s. Over the long haul, we expect equity returns to beat Treasuries by a smaller margin than we saw in recent decades.

As for the fixed-income market, we believe that interest rates and rates of return on all financial assets will be much lower than in the past few decades. That's because the US is likely to remain in an environment of price stability (i.e., low inflation) similar to the late 1950s and early 1960s.

Deutsche Asset Management

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of February 15, 2003, and may not actually come to pass.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Audrey Jones discusses Scudder 21st Century Growth Fund's strategy and the market environment during the six-month period ended January 31, 2003. Her team assumed management of the fund in November 2002.

Q: How did small company growth stocks perform during the past six months?

A: Virtually all areas of the market generated negative returns due to ongoing fears related to slow economic growth, a poor earnings environment and geopolitical tensions. However, small-capitalization growth stocks provided a favorable relative performance during the period. The asset class outperformed both large-cap growth stocks and small-cap value stocks.

The outperformance was due largely to the rally the market experienced in October and November. During this time, optimistic investors bid up the prices of stocks perceived to have higher levels of risk - technology and telecommunications stocks in particular. Small company growth stocks, which have been among the worst performing asset classes during the bear market, were among the key beneficiaries of this trend. The asset class ultimately lost ground along with the broad market in December and January as fears of a war with Iraq became more prevalent. Still, its strong showing during the autumn was enough to provide a boost to its relative performance for the full period.

Q: How did the fund perform during this period?

A: Scudder 21st Century Growth Fund's Class S shares returned -9.60% for the six-month period ended January 31, 2003. This return trailed the -3.41% return of the fund's unmanaged benchmark, the Russell 2000 Growth Index. It also landed below the -4.67% average return of the 464 funds in the fund's Lipper peer group - Small-Cap Growth Funds Category.1Scudder 21st Century Growth Fund's Class A shares returned -9.66% (unadjusted for sales charges) during the six-month period ended January 31, 2003. This return trailed the -3.41% return of the fund's unmanaged benchmark, the Russell 2000 Growth Index. It also landed below the -4.67% average return of the 464 funds in the fund's Lipper peer group - Small-Cap Growth Funds Category. 1

1 The Lipper Small Cap Growth Funds category represents funds that by prospectus or portfolio invest primarily in companies with market capitalizations less than $1 billion at the time of purchase and long-term earnings expected to grow faster than the earnings of stocks represented in the major unmanaged stock indices.

We understand shareholders are unhappy with these results and the fund's longer-term track record. Since assuming the management of the fund in November 2002, we've taken steps that we believe have the potential to improve the fund's performance in the short-term and, more importantly, over a longer period: First, we've employed an investment process to seek small stocks with strong growth potential that are trading at attractive valuations. Second, we've reduced the number of fund holdings.We understand shareholders are unhappy with these results and the fund's longer-term track record. Since assuming the management of the fund in November 2002, we've taken steps that we believe have the potential to improve the fund's performance in the short-term and, more importantly, over a longer period. These include employing a new investment process to seek small stocks with strong growth potential that are trading at attractive valuations and by reducing the number of fund holdings.

Q: What factors affected the fund's performance over the past six months?

A: The primary reason that the fund trailed the benchmark during the period was the poor performance of securities in the health care sector. Among the key detractors were Province Healthcare Co., Endocare Inc. and TheraSense Inc. The new portfolio management team has since removed these three securities and a number of others from the portfolio. In addition to stock selection having an adverse impact on the portfolio, the new team inherited an overweight in the health care sector vs. the benchmark, which also negatively affected performance.

On the plus side, performance was helped by stock selection within the telecommunications services, utilities and consumer stocks sectors. Top individual performers for the six months were Genesis Microchip Inc. and Cree Inc. (As of January 31, 2003, positions in Genesis Microship Inc. had been sold.)

Top Five Positive Equity Contributors to Performance 1/31/02 to 1/31/03
Company	Percent of portfolio as of 1/31/03
Genesis Microchip Inc.	(sold)
Netscreen Technologies, Inc.	2.32%
International Game Technology	(sold)
UTStarcom, Inc.	1.42%
Cytyc Corp.	1.35%

Source: Deutsche Asset Management

Top Five Negative Equity Contributors to Performance 1/31/02 to 1/31/03
Company	Percent of portfolio as of 1/31/03
Province Healthcare Co.	(sold)
Too, Inc.	2.18%
THQ, Inc.	(sold)
Charles River Laboratories International, Inc.	2.02%
Advent Software, Inc.	(sold)

Source: Deutsche Asset Management

Q: Will you elaborate on your team's management style?

A: We employ a bottom-up, fundamental investment process which encompasses a diversified sector approach and disciplined risk management. This means that we look for companies that exhibit traditional "growth" characteristics, such as rapidly increasing earnings, strong market positions and competitive advantages. But at the same time, we also focus on valuations. Put simply: if our fundamental analysis indicates that the stock price is "expensive" based upon our valuation methodology, we won't buy the stock even if it is demonstrating outstanding growth.

One important element of this approach is that when we analyze a company, we determine how much it would be worth if we were to purchase the entire firm. If its total market capitalization (stock price times total shares outstanding) is less than what we think the company is worth, we are more likely to buy the stock. Conversely, if a company is trading at a level that makes its price more valuable than what we see as its true worth, we are less likely to buy it. We believe this disciplined approach helps prevent us from buying companies whose rapid growth is already factored into their share prices.

Q: How do you go about your individual company research?

A: We start by using sector-specific screens to identify the most attractive stocks within the fund's investment universe based on our investment criteria. These screens are our initial tool for weeding out stocks that do not fit our criteria in terms of growth characteristics and valuations.

The next step is to conduct a rigorous analysis of the stocks that survive our initial screen. Our investment team is made up of analysts that cover individual market and industry sectors and report their findings back to the team as a whole. This structure enables us to accomplish two goals. First, we can uncover critical pieces of information, develop contacts within industries and meet frequently with company management teams. Second, it helps us - as the fund's lead managers - make better decisions as to how we will allocate the fund's assets among the various industry sectors.

We have found that this research-intensive approach works well in managing a fund that invests in mid- to small-cap companies. Many small stocks are not reported on by Wall Street analysts or by the press. Our pursuit of a unique and thorough understanding of these types of companies can add a great deal of value.

Q: How do you determine when to sell a stock?

A: We set price targets on every stock we buy. We generally stick to these targets, selling the fund's position in a stock when its price target is reached. Before we sell, however, we always conduct a fresh analysis of the stock to see if a fundamental change warrants an increase of our target. This helps to prevent us from exiting winning positions too soon.

We will also sell a stock based on the concept of "survival of the fittest." In other words, our goal is to invest in the best small- or mid-cap stocks available in the market. If we uncover a stock that is more attractive than one that we currently own, we will not hesitate to remove the less-attractive stock from the portfolio.

Q: How has this new approach translated to changes within the portfolio?

A: Our approach has led to two significant changes. First, the fund now holds fewer individual stocks than it did under the previous management team. As of January 31, it held 59 stocks. In comparison, it held 77 positions when we took over in November. We have concentrated the portfolio in companies in which we have the strongest conviction. Usually, the majority of our holdings will represent approximately 2% or greater of the fund's assets. We believe committing less than 1% of the fund's assets to a company signals a lack of conviction in its prospects. Second, the fund now holds less cash than it has held in the past. Our goal is to remain fully invested at all times, which will enable the fund to take full advantage of the market.

The fund's positions in the technology and biotechnology sector have changed as well. We've reduced the fund's position in biotech stocks and reallocated the assets to increase the fund's technology position. We are optimistic that when we the economy begins to gain strength, the technology sector may be one of the first to benefit. We've been investing in tech stocks with solid fundamentals that we believe will be around for the long term.

Q: What is your outlook for small company growth stocks?

A: Small-cap growth stocks have underperformed the rest of the market over the course of the three-year downturn in stock prices. Virtually all stocks in the group have fallen during this time, even those with favorable fundamentals. As a result, an opportunity exists to invest in many fast-growing companies that are trading at attractive valuations. If the economy and the stock market recover in the second half of the year, as many analysts expect, small-cap growth stocks could be among the top-performing asset classes.

Of course, risks remain firmly in place. Terrorism is an ongoing threat, the Iraq war could have longer term consequences, and there are no clear signs that the economy will indeed stage a vigorous recovery. For these reasons, we believe the stock market may continue to struggle in the short-term. Nevertheless, we encourage investors to maintain a long-term investment view.

Looking past the uncertain market backdrop, we are comfortable with the fund's portfolio of stocks. We believe our focus on both fundamentals and valuations will allow the fund to seek competitive performance over the long term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2003

Asset Allocation	1/31/03	7/31/02

Common Stocks	90%	98%
Cash Equivalents	10%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	1/31/03	7/31/02

Health Care	24%	29%
Information Technology	22%	24%
Consumer Discretionary	17%	20%
Industrials	12%	12%
Energy	11%	7%
Financials	9%	7%
Consumer Staples	5%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2003 (23.2% of Portfolio)
1. UCBH Holdings, Inc. Provider of commercial banking services to small business owners	3.8%
2. NetScreen Technologies, Inc. Developer, marketer and seller of network security systems and appliances	2.3%
3. CoStar Group, Inc. Provider of building plan information	2.3%
4. Accredo Health, Inc. Provider of specialized contract pharmacy and related services	2.2%
5. Too, Inc. Operator of clothing stores	2.2%
6. SurModics, Inc. Provider of surface modification solutions	2.2%
7. Edward Lifesciences Corp. Designer, developer and manufacturer of medical products and services	2.1%
8. Constellation Brands, Inc. Producer and distributor of alcoholic beverages	2.1%
9. Integra LifeSciences Holdings Corp. Manufacturer of medical devices, implants and various other biomaterials	2.0%
10. Charles River Laboratories International, Inc. Provider of research tools and services for drug discovery	2.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of January 31, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 89.8%
Consumer Discretionary 15.0%
Hotel Restaurants & Leisure 4.0%
California Pizza Kitchen, Inc.*	102,700	2,500,745
Landry's Seafood Restaurants, Inc.	85,300	1,644,584
Shuffle Master, Inc.*	95,600	1,798,236
		5,943,565
Media 1.5%
Radio One, Inc. "D"*	150,100	2,293,528
Specialty Retail 6.9%
Advance Auto Parts, Inc.*	39,800	1,737,270
Copart, Inc.*	255,050	2,621,914
Hancock Fabrics, Inc.	153,300	2,575,440
Too, Inc.*	193,300	3,218,445
		10,153,069
Textiles, Apparel & Luxury Goods 2.6%
Brown Shoe Co., Inc.	80,900	2,121,198
Gildan Activewear, Inc.*	66,600	1,710,954
		3,832,152
Consumer Staples 5.1%
Beverages 2.1%
Constellation Brands, Inc. "A"*	122,600	3,073,582
Food & Drug Retailing 3.0%
Performance Food Group Co.*	72,300	2,230,455
United Natural Foods, Inc.*	103,400	2,169,332
		4,399,787
Energy 9.8%
Energy Equipment & Services 5.3%
FMC Technologies, Inc.*	114,300	2,218,563
Hydril Co.*	65,400	1,570,189
National-Oilwell, Inc.*	70,600	1,442,358
Unit Corp.*	146,900	2,623,634
		7,854,744
Oil & Gas 4.5%
Pioneer Natural Resources Co.*	61,000	1,481,080
Spinnaker Exploration Co.*	76,300	1,516,081
Western Gas Resources, Inc.	52,300	1,789,706
Westport Resources Corp.*	92,600	1,855,704
		6,642,571
Financials 8.2%
Banks 5.5%
First Niagara Financial Group	150,076	1,740,882
Texas Regional Bancshares, Inc. "A"	22,800	793,440
UCBH Holdings, Inc.	130,300	5,589,869
		8,124,191
Insurance 2.7%
Philadelphia Consolidated Holding Corp.*	7,700	256,641
Platinum Underwriters Holdings Ltd.*	59,300	1,461,745
Triad Guaranty, Inc.*	63,700	2,226,952
		3,945,338
Health Care 21.4%
Biotechnology 5.9%
Celgene Corp.*	124,600	2,789,794
Charles River Laboratories International, Inc.*	100,000	2,978,000
Genta, Inc.*	389,700	2,868,582
		8,636,376
Health Care Equipment & Supplies 7.6%
Cytyc Corp.*	172,300	1,998,680
Edwards Lifesciences Corp.*	121,200	3,091,812
Integra LifeSciences Holdings Corp.*	182,700	3,010,896
SurModics, Inc.*	105,900	3,177,000
		11,278,388
Health Care Providers & Services 4.3%
Accredo Health, Inc.*	86,700	3,252,117
Apria Healthcare Group, Inc.*	128,000	2,950,400
CryoLife, Inc.*	16,766	81,315
		6,283,832
Pharmaceuticals 3.6%
NPS Pharmaceuticals, Inc.*	112,100	2,497,588
SICOR, Inc.*	190,600	2,839,940
		5,337,528
Industrials 10.6%
Aerospace & Defense 1.1%
Invision Technologies, Inc.*	70,200	1,674,270
Airlines 2.5%
JetBlue Airways Corp.*	60,850	1,722,055
SkyWest, Inc.	173,400	1,995,834
		3,717,889
Commercial Services & Supplies 4.3%
ABM Industries, Inc.	79,600	1,210,716
Career Education Corp.*	37,200	1,744,680
CoStar Group, Inc.*	167,800	3,381,170
		6,336,566
Construction & Engineering 0.9%
Insituform Technologies, Inc.*	92,300	1,267,279
Road & Rail 1.8%
Heartland Express, Inc.	149,826	2,611,467
Information Technology 19.7%
Communications Equipment 8.6%
Adaptec, Inc.*	481,100	2,848,112
Foundry Networks, Inc.*	204,400	1,696,520
Harris Corp.	83,500	2,605,200
NetScreen Technologies, Inc.*	174,100	3,428,029
UTStarcom, Inc.*	108,700	2,094,649
		12,672,510
Electronic Equipment & Instruments 1.0%
Identix, Inc.*	348,261	1,424,387
Semiconductor Equipment & Products 6.4%
ATMI, Inc.*	124,800	2,217,696
Cree, Inc.*	131,900	2,368,924
Exar Corp.*	177,500	2,298,625
Varian Semiconductor Equipment Associates, Inc.*	96,900	2,513,586
		9,398,831
Software 3.7%
Epiq Systems, Inc.*	162,700	2,857,012
NetIQ Corp.*	225,600	2,695,920
		5,552,932
Total Common Stocks (Cost $139,745,172)		132,454,782
Cash Equivalents 10.2%
Scudder Cash Management QP Trust, 1.36% (b) (Cost $15,066,703)	15,066,703	15,066,703
Total Investment Portfolio - 100.0% (Cost $154,811,875) (a)		147,521,485

* Non-income producing security.
(a) The cost for federal income tax purposes was $154,825,267. At January 31, 2003, net unrealized depreciation for all securities based on tax cost was $7,303,782. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,150,608 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,454,390.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $154,811,875)	$ 147,521,485
Receivable for investments sold	454,063
Interest receivable	11,470
Receivable for Fund shares sold	114,250
Total assets	148,101,268
Liabilities
Payable for investments purchased	3,085,713
Payable for Fund shares redeemed	962,978
Accrued management fee	101,291
Other accrued expenses and payables	86,502
Total liabilities	4,236,484
Net assets, at value	$ 143,864,784
Net Assets
Net assets consist of: Accumulated net investment loss	$ (957,773)
Net unrealized appreciation (depreciation) on investments	(7,290,390)
Accumulated net realized gain (loss)	(254,568,090)
Paid-in capital	406,681,037
Net assets, at value	$ 143,864,784

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2003 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price (a) per share ($2,140,818 / 224,653 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.53
Class S Net Asset Value, offering and redemption price (a) per share ($112,282,421 / 11,801,820 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.51
Class A Net Asset Value and redemption price per share ($18,729,575 / 1,982,717 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.45
Maximum offering price per share (100 / 94.25 of $9.45)	$ 10.03
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,672,387 / 505,540 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.24
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,904,022 / 422,039 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.25
Class I Net Asset Value, offering and redemption price per share ($2,135,561 / 223,604 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.55

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,455)	$ 58,512
Interest	35,166
Total Income	93,678
Expenses: Management fee	606,297
Administrative fee	368,650
Distribution service fees	68,485
Trustees' fees and expenses	4,553
Other	3,466
Total expenses	1,051,451
Net investment income (loss)	(957,773)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(52,147,933)
Net unrealized appreciation (depreciation) during the period on investments	36,898,644
Net gain (loss) on investment transactions	(15,249,289)
Net increase (decrease) in net assets resulting from operations	$ (16,207,062)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2003 (Unaudited)	Year Ended July 31, 2002
Operations: Net investment income (loss)	$ (957,773)	$ (2,713,169)
Net realized gain (loss) on investment transactions	(52,147,933)	(57,584,131)
Net unrealized appreciation (depreciation) on investment transactions during the period	36,898,644	(66,314,848)
Net increase (decrease) in net assets resulting from operations	(16,207,062)	(126,612,148)
Fund share transactions: Proceeds from shares sold	26,509,683	113,319,140
Cost of shares redeemed	(39,477,383)	(132,244,355)
Redemption fees	21,184	27,104
Net increase (decrease) in net assets from Fund share transactions	(12,946,516)	(18,898,111)
Increase (decrease) in net assets	(29,153,578)	(145,510,259)
Net assets at beginning of period	173,018,362	318,528,621
Net assets at end of period (including accumulated net investment loss of $957,773 at January 31, 2003)	$ 143,864,784	$ 173,018,362

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended July 31,	2003[a]	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.46	$ 17.65	$ 27.24	$ 29.07
Income (loss) from investment operations: Net investment income (loss)[c]	(.07)	(.18)	(.20)	(.06)
Net realized and unrealized gain (loss) on investment transactions	(.94)	(7.01)	(8.19)	(1.77)
Total from investment operations	(1.01)	(7.19)	(8.39)	(1.83)
Less distributions from: Net realized gains on investment transactions	-	-	(1.22)	-
Redemption fees	-***	-***	.02	-
Net asset value, end of period	$ 9.45	$ 10.46	$ 17.65	$ 27.24
Total Return (%)[d]	(9.66)**	(40.74)	(31.54)[e]	(6.30)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	21	25	2
Ratio of expenses before expense reductions (%)	1.47*	1.45	1.51[f]	2.10*
Ratio of expenses after expense reductions (%)	1.47*	1.45	1.46[f]	1.45*
Ratio of net investment income (loss) (%)	(1.35)*	(1.20)	(.99)	(.26)**
Portfolio turnover rate (%)	90*	83	111	135
[a] For the six months ended January 31, 2003 (Unaudited).
[b] For the period from May 1, 2000 (commencement of sales of Class A shares) to July 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Total returns do not reflect the effect of any sales charges.
[e] Total returns would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.50% and 1.46%, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended July 31,	2003[a]	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.28	$ 17.48	$ 27.19	$ 29.07
Income (loss) from investment operations: Net investment income (loss)[c]	(.11)	(.29)	(.36)	(.12)
Net realized and unrealized gain (loss) on investment transactions	(.93)	(6.91)	(8.15)	(1.76)
Total from investment operations	(1.04)	(7.20)	(8.51)	(1.88)
Less distributions from: Net realized gains on investment transactions	-	-	(1.22)	-
Redemption fees	-***	-***	.02	-
Net asset value, end of period	$ 9.24	$ 10.28	$ 17.48	$ 27.19
Total Return (%)[d]	(10.12)**	(41.19)	(32.09)[e]	(6.47)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	6.69
Ratio of expenses before expense reductions (%)	2.27*	2.26	2.39[f]	3.19*
Ratio of expenses after expense reductions (%)	2.27*	2.26	2.25[f]	2.20*
Ratio of net investment income (loss) (%)	(2.15)*	(2.01)	(1.79)	(.45)**
Portfolio turnover rate (%)	90*	83	111	135
[a] For the six months ended January 31, 2003 (Unaudited).
[b] For the period from May 1, 2000 (commencement of sales of Class B shares) to July 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Total returns do not reflect the effect of any sales charges.
[e] Total returns would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.35% and 2.25%, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended July 31,	2003[a]	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.29	$ 17.48	$ 27.19	$ 29.07
Income (loss) from investment operations: Net investment income (loss)[c]	(.10)	(.29)	(.34)	(.12)
Net realized and unrealized gain (loss) on investment transactions	(.94)	(6.90)	(8.17)	(1.76)
Total from investment operations	(1.04)	(7.19)	(8.51)	(1.88)
Less distributions from: Net realized gains on investment transactions	-	-	(1.22)	-
Redemption fees	-***	-***	.02	-
Net asset value, end of period	$ 9.25	$ 10.29	$ 17.48	$ 27.19
Total Return (%)[d]	(10.11)**	(41.13)	(32.09)[e]	(6.47)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	6.34
Ratio of expenses before expense reductions (%)	2.25*	2.24	2.40[f]	3.66*
Ratio of expenses after expense reductions (%)	2.25*	2.24	2.25[f]	2.20*
Ratio of net investment income (loss) (%)	(2.13)*	(1.99)	(1.78)	(.45)**
Portfolio turnover rate (%)	90*	83	111	135
[a] For the six months ended January 31, 2003 (Unaudited).
[b] For the period from May 1, 2000 (commencement of sales of Class C shares) to July 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Total returns do not reflect the effect of any sales charges.
[e] Total returns would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.36% and 2.24%, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class I
	2003[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.55	$ 16.23
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.04)
Net realized and unrealized gain (loss) on investment transactions	(.96)	(5.64)
Total from investment operations	(1.00)	(5.68)
Redemption fees	-***	-***
Net asset value, end of period	$ 9.55	$ 10.55
Total Return (%)	(9.48)**	(35.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.02
Ratio of expenses (%)	.86*	.86*
Ratio of net investment income (loss) (%)	(.74)*	(.65)*
Portfolio turnover rate (%)	90*	83
[a] For the six months ended January 31, 2003 (Unaudited).
[b] For the period from December 3, 2001 (commencement of sales of Class I shares) to July 31, 2002.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder 21st Century Growth Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to a 1% initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B, C and I shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $164,038,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2009 ($32,625,000) and July 31, 2010 ($131,413,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 2001 through July 31, 2002, the Fund incurred approximately $36,556,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2002 the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (164,038,000)
Unrealized appreciation (depreciation) on investments	$ (46,014,711)

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $70,420,814 and $94,177,931, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement, Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.45%, 0.45%, 0.475%, 0.525%, 0.50% and 0.10% of average daily net assets for Class AARP, S, A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e. custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended January 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2003
Class AARP	$ 5,306	$ 1,019
Class S	291,592	56,313
Class A	48,553	8,696
Class B	13,080	2,377
Class C	9,961	1,867
Class I	158	150
	$ 368,650	$ 70,422

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2003
Class B	$ 18,685	$ 3,524
Class C	14,941	2,909
	$ 33,626	$ 6,433

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2003	Effective Rate
Class A	$ 24,194	$ 4,125	0.24%
Class B	5,963	1,136	0.24%
Class C	4,702	904	0.24%
	$ 34,859	$ 6,165

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2003, aggregated $1,152.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from
Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2003, the CDSC for Class B and C shares aggregated $7,364 and $63, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended January 31, 2003, SDI received no deferred sales charge.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended January 31, 2003 totaled $35,166 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was not reduced for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2003		Year Ended July 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	18,082	$ 181,021	77,821	$ 1,121,474
Class S	1,520,615	15,331,563	4,735,980	71,701,729
Class A	678,038	6,779,320	2,075,260	31,910,945
Class B	86,057	843,888	301,537	4,569,821
Class C	116,358	1,145,996	263,570	3,955,583
Class I	222,839	2,227,895	4,148.7*	59,588*
		$ 26,509,683		$ 113,319,140
Shares redeemed
Class AARP	(31,080)	$ (308,777)	(112,742)	$ (1,563,377)
Class S	(3,051,365)	(30,561,753)	(7,040,264)	(103,838,136)
Class A	(697,321)	(6,915,103)	(1,484,589)	(21,954,995)
Class B	(90,238)	(879,282)	(157,538)	(2,146,865)
Class C	(81,689)	(800,881)	(191,238)	(2,711,053)
Class I	(1,164)	(11,587)	(2,220)*	(29,929)*
		$ (39,477,383)		$ (132,244,355)
Redemption fees		$ 21,184		$ 27,104
Net increase (decrease)
Class AARP	(12,998)	$ (124,183)	(34,921)	$ (438,414)
Class S	(1,530,750)	(15,212,579)	(2,304,284)	(32,112,792)
Class A	(19,283)	(135,783)	590,671	9,955,950
Class B	(4,181)	(35,394)	143,999	2,422,956
Class C	34,669	345,115	72,332	1,244,530
Class I	221,675	2,216,308	1,928.7*	29,659*
		$ (12,946,516)		$ (18,898,111)

* For the period from December 3, 2001 (commencement of sales of Class I shares) to July 31, 2002.

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short Duration Fund+

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Short-Term Municipal Bond Fund+

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund
+ Available on February 28, 2003

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund*

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund*

Index-Related Funds

Scudder EAFE ® Equity Index Fund*

Scudder Equity 500 Index Fund*

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Germany Fund, Inc.

The New Germany Fund, Inc.

The Central European Equity Fund, Inc.

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Ropes & Gray

One International Place Boston, MA 02110
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219557 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02109
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notess